UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 1, 2009

Date of Report (Date of earliest event reported)

ELITE PHARMACEUTICALS, INC.

(Exact name of Company as specified in its charter)

Delaware	001-15697	22-3542636
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

165 Ludlow Avenue, Northvale, New Jersey 07647

(Address of principal executive offices)

(201) 750-2646

(Company’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Item 3.02	Unregistered Sale of Equity Securities
Item 8.01	Other Events

On June 3, 2009 (the “Initial Closing Date”), Elite Pharmaceuticals, Inc., a Delaware corporation (the “Registrant”), conducted the initial closing (the “Initial Closing”) under that certain Strategic Alliance Agreement, dated as of March 18, 2009 (the “Alliance Agreement”), by and among the Registrant, on the one hand, and Epic Pharma, LLC, a Delaware limited liability company (the “Parent”), and Epic Investments, LLC, a Delaware limited liability company (including its successors and assigns, the “Purchaser”), on the other hand, as the same has been amended by the First Amendment (as defined below), and the Second Amendment (as defined below). The Registrant’s entry into the Alliance Agreement was previously disclosed by the Registrant in Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 23, 2009 (the “March 23, 2009 Form 8-K”) and any disclosure contained herein relating to the Alliance Agreement is qualified in its entirety by reference to such exhibit.

Effective as of the Initial Closing Date, the Parent has commenced the development of 8 of its generic drug products at the Registrant’s facility pursuant to the Alliance Agreement with the intent of filing abbreviated new drug applications for obtaining United States Food and Drug Administration approval of such generic drug products.  In addition, the Registrant and the Parent have begun to share with each other certain resources, technology and know-how in the development of drug products, which the Registrant believes will benefit the continued development of its pain products, ELI-154 and ELI-216.

At the Initial Closing, the Registrant issued and sold to the Purchaser, in a private placement, pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, 1,000 shares of its Series E Convertible Preferred Stock, par value $0.01 per share (the “Series E Preferred Stock”), at a price of $1,000 per share, each share convertible, at $0.05 per share (the “Conversion Price”), into 20,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”). The Conversion Price is subject to adjustment for certain events, including, without limitation, dividends, stock splits, combinations and the like. The Conversion Price is also subject to adjustment for (a) the sale of Common Stock or securities convertible into or exercisable for Common Stock, for which the Purchaser’s consent was not required under the Series E Certificate (as defined below), at a price less than the then applicable Conversion Price, (b) the issuance of Common Stock in lieu of cash in satisfaction of the Registrant’s dividend obligations on shares of outstanding shares of its Series B 8% Convertible Preferred Stock, par value $0.01 per share, Series C 8% Convertible Preferred Stock, par value $0.01 per share, and/or Series D 8% Convertible Preferred Stock, par value $0.01 per share (the “Series D Preferred Stock”), and (c) the issuance of Common Stock as a result of any holder of Series D Preferred Stock exercising its right to require the Registrant to redeem all of such holder’s shares of Series D Preferred Stock pursuant to the terms thereof. The Purchaser also acquired a warrant to purchase 20,000,000 shares of Common Stock (the "Warrant"), exercisable on or prior to June 3, 2016, at a per share exercise price of $0.0625 (the “Exercise Price”), subject to adjustments for certain events, including, but not limited to, dividends, stock splits, combinations and the like. The Exercise Price of the Warrant will also be subject to adjustment for the sale of Common Stock or securities convertible into Common Stock, for which the Purchaser’s consent was not required under the Alliance Agreement, at a price less than the then applicable Exercise Price of the Warrant. The terms of the Warrant were previously disclosed by the Registrant in the March 23, 2009 Form 8-K. A copy the Warrant is attached to this Current Report on Form 8-K as Exhibit 4.1 and the summary of the terms of the Warrant contained in the March 23, 2009 Form 8-K is qualified in its entirety by reference to such exhibit.

The Purchaser paid an aggregate purchase price of $1,000,000 for the shares of Series E Preferred Stock and the Warrant issued and sold by the Registrant to the Purchaser at the Initial Closing, of which $250,000 was received by the Company, in the form of a cash deposit, on April 30, 2009, pursuant to that certain Amendment, dated as of April 30, 2009 (the “First Amendment”), by and between the Registrant, on the one hand, and the Parent and the Purchaser, on the other hand. The remaining $750,000 of such aggregate purchase price was paid to the Registrant by the Purchaser at the Initial Closing. The terms of the First Amendment were previously disclosed by the Registrant in the Current Report on Form 8-K filed with the SEC on May 6, 2009 (the “May 6, 2009 Form 8-K”). A copy of the First Amendment is attached to the May 6, 2009 Form 8-K as Exhibit 10.1 and any disclosure contained herein regarding the terms of the First Amendment is qualified in its entirety by reference to such exhibit.

On June 3, 2009, pursuant to the authority of its Board of Directors, the Registrant filed with the Secretary of State of the State of Delaware the Certificate of Designation of Preferences, Rights and Limitations of the Series E Convertible Preferred Stock (the “Series E Certificate”). The terms of the Series E Preferred Stock were previously disclosed by the Registrant in the March 23, 2009 Form 8-K. A copy the Series E Certificate is attached to this Current Report on Form 8-K as Exhibit 3.1 and the summary of the terms of the Series E Preferred Stock contained in the March 23, 2009 Form 8-K filed is qualified in its entirety by reference to such exhibit.

On June 1, 2009, the Registrant entered into that certain Second Amendment (the “Second Amendment”) to the Alliance Agreement with the Parent, the Purchaser, Ashok G. Nigalaye (“Nigalaye”) and Jeenarine Narine (“Narine,” and together with Nigalaye, the “Principals,” and together with the Registrant, the Parent, the Purchaser, Nigalaye and Narine, the “Parties”) for the purpose of amending certain provisions of the Alliance Agreement on the terms and conditions contained in the Second Amendment.

Pursuant to the Second Amendment the Parties agreed to, among other things, amend the Alliance Agreement to:

•	provide that the representations and warranties set forth in Section 3.2 of the Alliance Agreement are made to the Registrant by the Parent and the Purchaser severally, and not jointly;

•

amend Section 3.2(a) of the Alliance Agreement such that the Parent and the Purchaser, severally, and not jointly, represent and warrant to the Registrant that the Parent, directly or indirectly, controls the operations of the Purchaser;

•	provide the Parent and the Purchaser will, severally, and not jointly indemnify and hold harmless the Registrant from certain losses under the Alliance Agreement.

•	replace the Parent as guarantor of the performance of the Purchaser under the Alliance Agreement with the Principals such that the Principals, and not the Parent, will guarantee such performance of the Purchaser, and in connection with such replacement each of Nigalaye and Narine, severally, and not jointly, provided the Registrant with additional representations as to their respective financial positions;

•	extend the date by which the conditions precedent to the Initial Closing must be satisfied or waived, as the case may be, from June 1, 2009 to June 3, 2009; and

•	specifically provide for an Initial Closing Date of June 3, 2009, or such other date as the Parties may mutually agree upon in writing.

A copy of the Second Amendment is attached to this report as Exhibit 10.1, and the summary of the material terms of the Second Amendment set forth above is qualified in its entirety by reference to such exhibit.

On June 5, 2009, the Registrant issued a press release announcing the Initial Closing on June 3, 2009. A copy of such press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

a)	Not applicable.
b)	Not applicable.
c)	Not applicable.
d)	Exhibits

Exhibit 3.1	Certificate of Designation of Preferences, Rights and Limitations of the Series E Convertible Preferred Stock as filed with the Secretary of State of the State of Delaware
Exhibit 4.1	Series E Convertible Preferred Stock Certificate
Exhibit 4.2	Warrant to Purchase Common Stock, dated June 3, 2009
Exhibit 10.1

Second Amendment, dated as of June 1, 2009, by and between the Registrant, on the one hand, and Epic Pharma, LLC, Epic Investments, LLC, Ashok G. Nigalaye and Jeenarine Narine, on the other hand, relating to the Strategic Alliance Agreement, dated as of March 18, 2009.

Exhibit 99.1	Press Release dated June 5, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2009

ELITE PHARMACEUTICALS, INC.
By:	/s/ Chris Dick
Chris Dick Chief Operating Officer, President and Acting Chief Executive Officer